Exhibit 10(b)(17)(c)

SECOND AMENDMENT TO LOAN
AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of May 5, 2014, by and among, on the one hand, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), RBS CITIZENS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc. (“RBS”), and the other lenders identified on the signature pages hereof (Wells Fargo, RBS, and such other lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent (in such capacity, together with its successors and assigns in such capacity, “Agent”) for the Lenders and the Bank Product Provider, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity together with its successors and assigns in such capacity, “Trustee”) and as Collection Account Bank, and, on the other hand, NEWSTAR BUSINESS FUNDING 2012-1, LLC, a Delaware limited liability company (“Borrower”), and NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company (“Servicer”).

WITNESSETH:

WHEREAS, Borrower, Servicer, the Lenders, Agent, and Trustee are parties to that certain Loan and Security Agreement, dated as of December 7, 2012, as amended by that certain Joinder Agreement and First Amendment to Loan and Security Agreement, dated as of April 1, 2014 (as amended, the “Loan Agreement”);

WHEREAS, Borrower and Servicer have requested that Agent and the Lenders agree to amend certain provisions of the Loan Agreement in accordance with the terms and conditions hereof;

WHEREAS, Agent and the Lenders agree to amend the Loan Agreement, subject to the terms and conditions set forth herein; and

WHEREAS, Agent and the Lenders hereby direct the Trustee to join in executing this Amendment;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2. Amendments.

(a)    Upon the Second Amendment Effective Date (as defined below), the following definitions set forth in Section 1.1 of the Loan Agreement shall be deleted in their entirety and replaced, respectively, as follows:
“‘Issuer Document’ means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement (or the equivalent thereof with respect to a banker’s acceptance), or any other document, agreement or instrument entered into (or to be entered into) by Borrower in favor of Issuing Bank and relating to such Letter of Credit.
“‘Letter of Credit’ means each letter of credit (as that term is defined in the Code) and each Banker’s Acceptance that is issued or is to be issued by Issuing Bank under this Agreement.
“‘Letter of Credit Sublimit’ means, as of any date of determination, (a) with respect to Letters of Credit, an amount equal to 10% of the aggregate Commitments of all Lenders in effect on such date, and (b) as a further sublimit thereof, with respect to Bankers’ Acceptances, an amount equal to 2% of the aggregate Commitments of all Lenders in effect on such date. For purposes of illustration, as of the Second Amendment Effective Date, the Letter of Credit Sublimit is equal to $10,000,000 for all Letters of Credit, and as a sublimit thereof, $2,000,000 of such $10,000,000 may constitute Bankers’ Acceptances.
“‘Standard Letter of Credit Practice’ means, for Issuing Bank, any domestic or foreign law or letter of credit or bankers’ acceptances practices applicable in the city in which Issuing Bank issued the applicable Letter of Credit or for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit or bankers’ acceptances practices are of banks that regularly issue letters of credit or bankers’ acceptances in the particular city, and (b) which laws or letter of credit or bankers’ acceptances practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit.”
(b)    Upon the Second Amendment Effective Date, the following definitions are hereby added to Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Banker’s Acceptance’ means a time draft or bill of exchange or other deferred payment obligation relating to a commercial Letter of Credit that has been accepted by the Issuing Bank.

“‘Second Amendment Effective Date’ means May 5, 2014.”

(c)    Upon the Second Amendment Effective Date, Section 2.14(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    Subject to the terms and conditions of this Agreement, upon the request of Borrower made in accordance herewith, Issuing Bank agrees to issue a requested Letter of Credit for the account of Borrower (or at the request of Borrower for the account of a Portfolio Company that is not a Portfolio Company with respect to a Split-Funded Loan) in aggregate

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT
DA-3333522

face amounts not to exceed the Letter of Credit Sublimit. By submitting a request to Issuing Bank for the issuance of a Letter of Credit, Borrower shall be deemed to have requested that Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be irrevocable and shall be made in writing by an Authorized Person and delivered to Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable to Issuing Bank and reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, as applicable, (C) the proposed expiration date of such Letter of Credit (or maturity date, in the case of a Banker’s Acceptance), (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, as applicable, and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing Bank may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that Issuing Bank generally requests for Letters of Credit in similar circumstances. Issuing Bank’s records of the content of any such request shall be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of Borrower or its Subsidiaries (including indirectly the obligations of any Portfolio Company) in respect of (A) a lease of real property, or (B) an employment contract.”

(d)    Upon the Second Amendment Effective Date, Section 2.14(k) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(k)    Borrower shall pay immediately upon demand to Agent for the account of Issuing Bank as non-refundable fees, commissions and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.9(c) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.14(k)): (i) a fronting fee which shall be imposed by Issuing Bank upon the issuance of each Letter of Credit in accordance with the Agent Fee Letter, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations).”

(e)    Upon the Second Amendment Effective Date, Section 7.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT
DA-3333522

“(a)    fails to perform or observe any covenant or other agreement of it contained in any of (i) 3.3, 5.1(a) (solely with respect to Borrower’s existence), 5.1(g), 5.2(a) (solely with respect to Servicer’s existence), 5.2(g), 5.2(n)(ii), 6.1(e), 6.1(g), 6.1(h), 6.1(k), 6.1(p), 6.1(t), 9.12(h)(ii), or 11.7(a) of this Agreement or (ii) Sections 11(a) (solely with respect to Parent’s existence), 11(c), or 12(a) of the Parent Guaranty;”

(f)    Upon the Second Amendment Effective Date, the notice address for counsel to Agent in Section 13 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“K&L GATES LLP
1717 Main Street, Suite 2800
Dallas, Texas 75201
Attn: Jordan M. Klein
Fax No.: (214) 939-5849
Email: jordan.klein@klgates.com

SECTION 3.    Representations, Warranties and Covenants of Each of Borrower and Servicer. Each of Servicer and Borrower represents and warrants to the Lenders and Agent and agrees that:
(a)    the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender Group;
(b)    on the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing;
(c)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of Servicer and Borrower, and this Amendment is a legal, valid and binding obligation of each of Servicer and Borrower, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(d)    the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower or Servicer of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Person is a party or is subject.
SECTION 4.    Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of the Second Amendment Effective Date upon satisfaction of each of the following conditions:

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT
DA-3333522

(a)    Each of Servicer, Borrower, the Lenders, Agent, and Trustee shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request;
(b)    Parent shall have executed a reaffirmation of guaranty in the form attached hereto; and
(c)    All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
SECTION 6.    Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent and each Lender for all Lender Group Expenses paid or incurred by the Agent or any Lender in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Agent and each Lender with respect thereto.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
SECTION 8. Effect of Amendment; Reaffirmation of Loan Documents. (a) The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)    Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of Borrower or Servicer, or any right, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT
DA-3333522

SECTION 10. Release. EACH OF SERVICER AND BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, TRUSTEE, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. EACH OF SERVICER AND BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, TRUSTEE, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SERVICER OR BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, TRUSTEE, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF SERVICER AND BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, TRUSTEE, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’, AGENT’S, OR TRUSTEE’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT
DA-3333522

Exhibit 10(b)(17)(c)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:	NEWSTAR BUSINESS FUNDING 2012-1, LLC, a Delaware limited liability company, as Borrower

	By:	NEWSTAR FINANCIAL, INC.,
its designated manager

By: /s/_JOHN KIRBY BRAY_______
Name: ___John Kirby Bray___________
Title: ___Chief Financial Officer______

SERVICER:	NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company, as initial Servicer

	By:	NEWSTAR FINANCIAL, INC.,
its sole member

By: /s/_JOHN KIRBY BRAY_______
Name: ___John Kirby Bray___________
Title: ___Chief Financial Officer______

TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, a national banking association, as initial Trustee and Collection Account Bank

	By:	/s/ TOBY ROBILLARD________
	Name:	__Toby Robillard_____________
	Title:	__Vice President______________

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, Issuing Bank, Swing Lender, and as a Lender

	By:	/s/ CANDICE C. BROOKS____
	Name:	Candice C. Brooks
	Title:	Vice President

[continued on next page]
LENDER:	RBS CITIZENS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., as a Lender

	By:	/s/ PETER M. BENHAM____
	Name:	Peter M. Benham
	Title:	Senior Vice President

Reaffirmation of Guaranty

The undersigned (“Guarantor”) hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Loan Documents to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that the Limited Continuing Guaranty (the “Guaranty”), dated as of December 7, 2012, executed by Guarantor, in favor of Agent, remains in full force and effect and continues to be the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

Furthermore, Guarantor hereby agrees and acknowledges that (a) the Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Agent or any Lender under the Guaranty or any agreement executed by Guarantor in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Agent or any Lender in connection therewith shall in no way reduce, impair or discharge any obligations of Guarantor pursuant to the Guaranty and shall not constitute a waiver by Agent or any Lender of any of Agent’s or such Lender’s rights against Guarantor under the Guaranty, (d) the consent of Guarantor is not required to the effectiveness of the foregoing Amendment, and (e) no consent by Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Loan Document (other than the Guaranty executed by Guarantor).

NEWSTAR FINANCIAL, INC., a Delaware corporation, as Guarantor

By:	/s/ JOHN KIRBY BRAY
Name:	John Kirby Bray
Title:	Chief Financial Officer

REAFFIRMATION OF GUARANTY

DA-3329147